Q2 2026 Results

2 TABLE OF CONTENTS Legal Disclosures 3 Guiding Principles & Social Impact 4 Business First Bancshares, Inc. Overview 5 – 11 Liquidity and Deposits 12 Securities Portfolio 13 Noninterest Revenue Opportunities 14 Financial Results Q2 2026 Financial Highlights 16 Credit Metrics Analysis 17 Yield/Rate Analysis 18 Loan and Deposit Portfolio Overview 19 Loan Portfolio Loan Composition 21 – 24 Appendix 26 – 32

3 LEGAL DISCLOSURES 66 85 99 90 163 210 123 175 212 220 88 42 124 129 128 220 x3 Special Note Concerning Forward-Looking Statements This investor presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through the Company’s use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the Company’s future business and financial performance and/or the performance of the banking and mortgage industry and economy in general. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the risks set forth in “Forward Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 26, 2026 (as may be amended in the Company’s Quarterly Reports on Form 10-Q). Many of these factors are difficult to foresee and are beyond the Company’s ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law. Non-GAAP Financial Measures This presentation includes certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of the ongoing operations and enhance comparability of results with prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from the reporting measures with similar names as used by other companies. You should understand how such other banking organizations calculate their non-GAAP financial measures with names similar to the non-GAAP financial measures discussed herein when comparing such information. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix to this presentation.

4 GUIDING PRINCIPLES & SOCIAL IMPACT b1BANK’s five guiding principles reflect our core beliefs and values, which drive all decisions irrespective of our goals, strategies, or external factors. These tenets are more than guides for making business decisions; they are the core of our culture, driving our day-to-day interactions between employees and with our clients to make a positive impact on the communities we serve. b1BANK has received these annual awards from American Banker and Business Report consecutively since 2021 SOCIAL IMPACT 2026 Total Volunteerism: • 2,221 Hours • 192 hours of financial literacy education and non-profit service • Mentored 1,140 businesses • Conducted training classes to help 4,870 entrepreneurs start or grow their business b1 FOUNDATION b1COMMUNITY

5 BALANCE SHEET & EARNINGS SNAPSHOT (4) FRANCHISE HIGHLIGHTS SHAREHOLDER INFORMATION BUSINESS OVERVIEW & CORPORATE ACTIONS BUSINESS FIRST BANCSHARES, INC. OVERVIEW (1) Deposit market share is as of June 30, 2025, per FDIC data. (2) Deposit balances exclude Business First Bancshares Holding Company deposits with the Bank subsidiary and acquired deposits and includes brokered deposits. (3) Includes one closed full-service Banking Center in Rayville, LA that maintains an active ITM. (4) Balance sheet information as of June 30, 2026. Income statement and profitability figures are for the quarter ended June 30, 2026. See appendix for Core reconciliations. (5) Preliminary consolidated capital ratio as of June 30, 2026. (6) Includes $85 million subordinated debt raised on April 2, 2026. • Nasdaq Listed: BFST; April 2018 • Stock Price and Market Capitalization: $30.73 per share, and $999.8MM (as of 6/30/26) • Trailing 30 -Day Average Daily Volume: 268,791 shares • Five publishing analysts; Five “Buy” ratings and $32.50 median price target (as of 6/30/26) • $0.60 annual common stock dividend: 2.0% dividend yield • Repurchased $4.8MM common shares at $27.22 weighted average price per share during Q2’26 • Since 2018, completed three equity capital raises, totaling $151.0 million of additional common equity capital, in addition to three subordinated debt issuances totaling $162.5MM (6) • Diversified full -service commercial -focused bank headquartered in Baton Rouge, Louisiana, focused on serving clients with the sophistication and product set capacity of a large bank and the relationship -orientation of a community bank • #1 deposit market share in Louisiana for Louisiana -headquartered banks (1); Texas market represents 35% of credit exposure as of 6/30/26, DFW is largest market in footprint • Granular deposit base: 119,930 accounts with an average balance of $60,334 and an organic deposit growth CAGR of ~14% since 4Q15 (2) • Established Correspondent Banking Group with 150+ network bank relationships serving four primary functions; loan and deposit participations, registered investment advisory, interest rate swap hedging, and SBA loan processing and servicing • Five -time winner of Best Banks to Work For award • $8.9B total assets • $6.7B total gross loans, HFI • $7.2B total deposits (21.9% noninterest bearing) • $937MM total common equity and $72MM total preferred equity • 13.77% consolidated total risk -based capital ratio (5) • 8.79% TCE / TA, and $23.61 TBV per common share Q2 2026 Actual Results • $91MM total core revenue (14.7% noninterest core revenue) • $23.3MM core net income available to common, $0.71 diluted core EPS available to common, 3.73% GAAP net interest margin • 1.05% core ROAA, 10.1% core ROACE, 63.9% core efficiency ratio • Operations in Louisiana, Texas and Mississippi including: 46 legacy Louisiana full -service Banking Centers (3), one LPO/DPO office, 16 metro-focused Texas Banking Centers , a registered investment advisory in Ridgeland, MS, and a SBA loan service provider in Katy, Texas. • On January 1, 2026, closed the acquisition of North Louisiana based Progressive Bank ($774MM in assets as of December 31, 2025) • On April 2, 2026, completed the private placement of $85.0 million of 6.50% fixed -to-floating rate subordinated notes due 2036 • On June 29, 2026, completed the acquisition of American Planning Corporation, a financial consulting firm serving community banks since 1972

6 EXECUTIVE MANAGEMENT Jude Melville Chairman, President and CEO Philip Jordan EVP, Chief Banking Officer Keith Mansfield EVP, Chief Operations Officer Chad Carter EVP, Correspondent Banking Gregory Robertson EVP, Chief Financial Officer Heather Roemer EVP, Chief Administrative Officer Saundra Strong EVP, General Counsel Kathryn Manning EVP, Chief Risk Officer Warren McDonald EVP, Chief Credit Officer Jerry Vascocu President, b1BANK

7 BALANCED FOOTPRINT Note: Dollars in millions. Financial and branch data as of June 30, 2026. Deposit balances do not tie to consolidated figures as a result of wholesale deposits, timing differences and other items recorded at the corporate level. Loan amounts based on outstanding loan balance before accounting adjustments. (1) Banking Center count includes one standalone ITM. (2) Excludes standalone ITM from Deposits / Banking Center calculation. 66 85 99 90 163 210 123 175 212 220 88 42 124 129 128 220 x3 Dallas Fort Worth Region # of Banking Centers: 11 # of LPOs: 1 Total Loans: $1,826.0 Total Deposits: $822.9 Deposits / Banking Center: $74.8 Houston Region # of Banking Centers: 5 Total Loans: $404.6 Total Deposits: $529.8 Deposits / Banking Center: $106.0 Southwest Louisiana Region # of Banking Centers: 21 Total Loans: $1,501.4 Total Deposits: $2,263.2 Deposits / Banking Center: $107.8 Greater New Orleans Region # of Banking Centers: 7 Total Loans: $1,167.8 Total Deposits: $1,030.6 Deposits / Banking Center: $147.2 North Louisiana Region # of Banking Centers(1): 18 Total Loans: $1,629.6 Total Deposits: $1,729.0 Deposits / Banking Center(2): $101.7

8 DIVERSIFIED GROWTH Note: Dollars in millions, except per share data. Amounts may not total due to rounding. (1) Based on the closing date. (2) Non-GAAP financial measure. See appendix for applicable reconciliation. (3) Progressive Bank acquisition closed on January 1, 2026. $1,473 $1,652 $2,277 $2,843 $3,562 $4,156 $4,566 $4,924 $4,839 $621 $621 $1,883 $1,883 $2,429 $2,429 $3,291 $3,291 $4,065 $2,095 $2,274 $4,160 $4,726 $5,990 $6,585 $7,857 $8,215 $8,904 2018 2019 2020 2021 2022 2023 2024 2025 Q2'26 BFST Standalone Assets Cumulative Assets Acquired # of Acquisitions(1) 2 0 1 0 1 0 1 0 1 Target(s) Assets Acquired(1) $621 $0 $1,262 $0 $546 $0 $862 $0 $774 TBV Per Share(2) $15.34 $17.31 $16.80 $17.71 $16.17 $18.62 $19.92 $23.36 $23.61 TBVPS ex. AOCI(2) $15.60 $17.12 $16.28 $17.77 $19.12 $21.25 $22.05 $24.49 $24.71 Core ROAA(2) 1.00% 1.15% 1.09% 1.22% 1.05% 1.05% 0.94% 1.06% 1.05% (3)

9 $ 1 9 .6 8 $ 2 1 .4 7 $ 1 9 .8 8 $ 2 1 .2 4 $ 2 0 .2 5 $ 2 2 .5 8 $ 2 4 .6 2 $ 2 7 .9 5 $15.34 $17.31 $16.80 $17.71 $16.17 $18.62 $19.92 $23.36 2018 2019 2020 2021 2022 2023 2024 2025 BVPS TBVPS $ 2 4 .5 9 $ 2 4 .6 2 $ 2 5 .5 1 $ 2 6 .2 3 $ 2 7 .2 3 $ 2 7 .9 5 $ 2 8 .1 8 $ 2 8 .7 9 $20.60 $19.92 $20.84 $21.61 $22.63 $23.36 $23.18 $23.61 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 BVPS TBVPS TANGIBLE BOOK VALUE PER SHARE (TBVPS) GROWTH (1) Non-GAAP financial measure. See appendix for applicable reconciliation. • Tangible book value per share increased ~15% from Q3’24 to Q2’26, reflecting solid organic capital generation and disciplined acquisition integration, despite normal quarter-to-quarter volatility • From 2018 to 2025, tangible book value per share grew ~52%, demonstrating prudent capital management across multiple cycles while generating both organic and inorganic balance sheet growth (1) (1) TBVPS – Trailing 8 Quarters TBVPS – Since Public Listing on Nasdaq

10 $ 1 .2 2 $ 1 .7 4 $ 1 .6 4 $ 2 .5 3 $ 2 .3 2 $ 2 .5 9 $ 2 .2 6 $ 2 .7 9 $1.45 $1.80 $2.05 $2.61 $2.52 $2.62 $2.49 $2.83 2018 2019 2020 2021 2022 2023 2024 2025 EPS Core EPS $ 0 .6 5 $ 0 .5 1 $ 0 .6 5 $ 0 .7 0 $ 0 .7 3 $ 0 .7 1 $ 0 .6 8 $ 0 .7 0 $0.68 $0.66 $0.65 $0.66 $0.72 $0.79 $0.73 $0.71 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 EPS Core EPS EARNINGS PER SHARE (EPS) GROWTH (1) Non-GAAP financial measure. See appendix for applicable reconciliation. (1) Diluted EPS – Trailing 8 Quarters (1) • Core EPS increased ~4% from Q3’24 to Q2’26, reflecting improving earnings power as recent acquisitions are integrated and cost savings are realized • Core EPS grew ~95% from 2018 to 2025, demonstrating consistent earnings growth through various economic cycles and five bank acquisitions Diluted EPS – Since Public Listing on Nasdaq

11 9.42% 9.44% 9.78% 9.88% 10.06% 9.94% 10.21% 10.38% 12.99% 12.75% 13.03% 13.07% 13.22% 12.93% 13.08% 13.77% Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Common Equity Tier 1 Total Risk-Based Capital 11.83% 11.43% 10.63% 9.04% 8.68% 9.15% 9.44% 9.94% 13.91% 13.30% 12.28% 11.94% 12.75% 12.85% 12.75% 12.93% 2018 2019 2020 2021 2022 2023 2024 2025 Common Equity Tier 1 Total Risk-Based Capital CONSOLIDATED CAPITAL GROWTH Note: Reflects consolidated capital ratios for Business First Bancshares, Inc. Figures for Q2 2026 are preliminary. • From Q3’24 to Q2’26, CET1 increased by 96 bps and Total Risk-Based Capital improved to 13.77%, reflecting strong internal capital generation and balance sheet optimization while continuing to support growth • From 2018 to 2025, capital ratios remained strong through multiple acquisitions and economic cycles, demonstrating disciplined capital planning and a balanced approach to growth CET1 & TRBC – Trailing 8 Quarters CET1 & TRBC – Since Public Listing on Nasdaq

12 LIQUIDITY AND DEPOSITS Deposit Composition Non-Interest Bearing NOW & Int. Bearing DDA MMDA & Savings Time Deposits • Continue to carry higher cash balances to support liquidity, with 7.18% of total assets at 6/30/2026. • Remain focused on core deposits, which represent over 88% of total deposits. • Continue to take advantage of wholesale funding alternatives to optimize interest costs and liquidity, utilizing FHLB and the brokered deposit market. • Ample contingent liquidity available of just over $3.9 billion at 6/30/2026, to supplement core deposit growth as needed. $7.24B Note: Dollars in millions. Data as of June 30, 2026. Historical Deposit Composition Liquidity Sources FHLB Borrowings Capacity 1,535$ FRB Discount Window 1,031$ Unencumbered Securities 593$ Available Excess Cash Reserves 544$ Fed Funds Lines Available 145$ Fed Funds Sold 96$ Total 3,944$

13 SECURITIES PORTFOLIO AFS Securities Portfolio • Portfolio serves as a source of on-balance sheet liquidity and provides interest income stability during times of declining rates. • With the relatively high-rate environment, the Bank is reinvesting portfolio cash flows and taking opportunities to modestly grow the portfolio as liquidity allows. • Total portfolio as of 2Q26 was $1.04 billion in AFS, of which agency mortgage-backed securities (MBS) and A-rated municipal securities were the largest components. - 2Q26 weighted average yield of 3.40% - Weighted average life of 4.50 years - Estimated effective duration of 3.26 years $1.04B Note: Dollars in millions. Data as of June 30, 2026. Book Market Net Unrealized Value Value Gain / (Loss) Municipal Securities 268.0$ 251.9$ (16.2)$ Mortgage-Backed Securities 698.8 671.4 (27.5)$ Corporate & Other Securities 87.0 85.6 (1.5)$ U.S. Government Agencies / Treasuries 32.6 32.3 (0.3)$ Total AFS Securities 1,086.5$ 1,041.1$ (45.4)$ Deferred Tax Impact 9.6$ Accumulated Other Comprehensive Income/Loss (35.8)$

NONINTEREST REVENUE OPPORTUNITIES – b1 FINANCIAL SERVICES

FINANCIAL INSTITUTIONS GROUP

- September 2020 – b1BANK announced the formation of its Financial Institutions Group
- FIG currently maintains $523 million in total loan participations sold(1) and has generated $294 million(2) in total deposits through a relationship network of ~100 bank counterparties

SMITH SHELLNUT WILSON (SSW)

- SSW was founded in 1995 and offers investment advisory services, which includes discretionary and non-discretionary management of investment portfolios for a variety of clients including financial institutions, municipalities, high-net worth individuals, trusts and business entities
- As of June 30, 2026, SSW maintained ~$5.63 billion in AUM(3), which includes negative impact of AOCI (~$4.31 billion bank AUM(1), ~$1.32 billion non-bank AUM)
- For 2Q26, 37% of total AUM fees were represented by banks and credit unions and SSW provided portfolio management services for 52 bank clients

INTEREST RATE SWAPS

November 2023 – b1BANK announced the formation of its Derivative Solutions Group, providing a full suite of interest rate hedging products offered to our commercial borrowers, including, but not limited to; interest rate swaps, caps, floors, collars, cancellable swaps. This capability allows the bank to compete effectively with larger regional and national banks who offer the same product line. We expect to expand into our institutional client base.

FY 2026 PRODUCTION

- $130.6 million in client notional generated ~$1.8 million in fee income

WATERSTONE LSP

February 1, 2024 – Waterstone LSP was acquired by b1BANK and operates as a wholly-owned affiliate as a comprehensive resource for streamlined SBA lending. Waterstone optimizes partner banks' SBA lending capabilities and achieves growth objectives via Efficient Loan Management, including; Waterstone's platform simplifies pre-qualification, underwriting, packaging, and closing, accelerating the loan cycle and minimizing workload

Snapshot as of June 30, 2026:

- 35 banks under LSP Agreements
- 2Q26 loan closing volume of $19.2 million (includes $6.0 million of b1BANK loan closings)
- 2Q26 active pipeline of ~$65 million

Financial Services Group Revenue Growth



$ in millions
27.4% CAGR in Correspondent Banking Revenue (2022-2025)
$9.0
$1.6
$5.4
$0.8
$0.7
$0.5
$11.6
$1.5
$5.8
$1.0
$2.2
$0.9
$0.3
$14.4
$1.9
$6.0
$2.7
$1.1
$1.5
$0.9
$0.2
$18.6
$1.8
$6.3
$4.4
$1.4
$3.4
$0.9
$0.4
$10.2
$1.3
$3.3
$1.9
$0.8
$2.2
$0.4
$0.3
FY 2022
FY 2023
FY 2024
FY 2025
YTD Q2'26
Total Mortgage Fee Revenue
Participation Fee Revenue (FIG)
Gain on Sale of SBA Loans
Waterstone LSP
Swap Fees
Smith Shellnut Wilson
LPL Brokerage

Q2'26 total b1 Financial Services revenue of $4.56 million was down from prior quarter but excluded revenue from recently closed acquisition of American Planning Corporation

(1) Does not necessarily include total production/volume since inception.
(2) Reflects average total deposits for Q2 2026.
(3) Includes bank and credit union AUM. Excludes b1BANK securities portfolio and TruPs/CDs included in client portfolios.

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15 Financial Results 66 85 99 90 163 210 123 175 212 220 88 42 124 129 128 220 x3

2nd QUARTER 2026 – FINANCIAL RESULTS

Q2 2026 Results

Earnings & Profitability		Q2 2026		Q1 2026		Q2 2025
Net Income Available to Common Shareholders	$	22,825	$	22,214	$	20,753
Pre-Tax, Pre-Provision Earnings[1]		32,286		31,774		30,251
Diluted Earnings Per Common Share		0.70		0.68		0.70
ROAA		1.03%		1.01%		1.07%
ROACE		9.83		9.77		10.87
Net Interest Margin		3.73		3.65		3.68
Efficiency Ratio		64.83		64.45		62.83
Core Net Income Available to Common Shareholders[1]	$	23,330	$	24,037	$	19,525
Core Pre-Tax, Pre-Provision Earnings[1]		32,916		33,893		28,516
Core Diluted Earnings Per Common Share[1]		0.71		0.73		0.66
Core ROAA[1]		1.05%		1.10%		1.01%
Core ROACE[1]		10.05		10.57		10.23
Net Interest Margin excluding loan discount accretion[1]		3.68		3.60		3.64
Core Efficiency Ratio[1]		63.94		61.98		63.51

Balance Sheet & Capital						
Total Loans	$	6,659,447	$	6,684,263	$	6,047,650
Total Deposits		7,235,556		7,464,949		6,419,651
Common Equity Tier 1 Ratio[2]		10.38%		10.21%		9.88%
Total Risk-Based Capital Ratio[2]		13.77		13.08		13.07
Common Equity / Total Assets		10.52		10.32		9.77
Tangible Common Equity / Tangible Assets[1]		8.79		8.65		8.19
Book Value Per Common Share	$	28.79	$	28.18	$	26.23
Tangible Book Value Per Common Share[1]		23.61		23.18		21.61

Asset Quality						
Provision for Credit Losses	$	1,991	$	2,278	$	2,225
Net Charge-Offs / Avg. Quarterly Total Loans		0.04%		0.01%		0.01%
ACL / Total Loans (HFI)		1.02		1.03		1.02
NPLs / Total Loans (HFI)		1.26		1.53		0.97
NPAs / Total Assets		1.23		1.38		0.76

Q2 2026 Highlights

Core Net Income[1] $23.3 million +19.5% YoY	**Core Diluted EPS[1]** $0.71 +7.6% YoY
Core ROAA[1] 1.05%	**Core ROACE[1]** 10.05%
Core Efficiency Ratio[1] 63.9%	**Net Interest Margin[1]** 3.68% *(excluding discount accretion)*
Loan Growth, HFI ~($25) million -1.5% *(linked-quarter annualized)*	**Total Deposit Growth** ~($229) million -12.3% *(linked-quarter annualized)*
Consolidated Capital CET1 Ratio: 10.38% TRBC Ratio: 13.77%	**TBVPS[1]** $23.61 +9.3% YoY

Note: Dollars in thousands, except per share data.
(1) Non-GAAP financial measure. See appendix for applicable reconciliation.
(2) Preliminary consolidated capital ratios as of June 30, 2026.

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17 ACL & FV Discount Past Due Loans(1) Note: Dollars in millions. (1) Past due loans include balances past due 30 days or more and not on a nonaccrual status. (2) Nonperforming loans include loan balances past due 90 days or more as well as loans on a nonaccrual status. CREDIT METRICS ANALYSIS Nonperforming Loans(2) Net Charge-offs

18 3.73% 3.68% 2.44% 2.28% 6.63% 3.75% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 NIM NIM ex. Accretion Total Funding Cost Total Cost of Deposits Loan Yield Target Fed Funds Rate Note: Data is as of June 30, 2026. Chart based on GAAP data. (1) NIM excluding loan discount accretion is a non-GAAP financial measure and excludes the accretion of the loan discount on acquired loans. See appendix for applicable reconciliation. YIELD / RATE ANALYSIS – LONG TERM MARGIN STABILITY (1) 2021 2022 2023 2024 2025 2026

LOAN AND DEPOSIT PORTFOLIO OVERVIEW

Loan Portfolio HFI (as of 6/30/26)

65.3% of total loans HFI are floating / variable rate or fixed rate maturing/repricing within the next 12-months



29.2%
34.7%
$6.62 billion
23.2%
12.9%

	Outstanding Balance ($MM)		Outstanding Balance (% of Total)	Weighted Avg. Rate[1]
Fixed Rate (mature/reprice > 1 year)	$	2,294.5	34.7%	6.18%
Fixed Rate (mature/reprice < 1 year)		856.7	12.9%	5.99%
Floating Rate with Floors		1,537.8	23.2%	6.92%
Floating Rate without Floors		1,931.7	29.2%	6.76%
Total	**$**	**6,620.8**	**100.0%**	**6.50%**

Deposit Portfolio (as of 6/30/26)



5.6%
14.1%
21.9%
$7.24 billion
15.4%
40.4%
2.7%

	Deposit Balance ($MM)		Deposit Balance (% of Total)	Weighted Avg. Rate[1]
Noninterest Bearing Deposits	$	1,583.6	21.9%	0.00%
Interest Bearing Checking		1,113.7	15.4%	1.89%
Savings Deposits		192.3	2.7%	0.24%
Money Market Deposit Accounts		2,923.3	40.4%	2.93%
Certificate of Deposits		1,018.4	14.1%	3.30%
Brokered Deposits		404.3	5.6%	4.05%
Total	**$**	**7,235.6**	**100.0%**	**2.17%**

- **52.4% of total loans HFI are floating rate, as of June 30, 2026**
- **47.6% of total loans HFI are fixed rate, with 12.9% of fixed-rate loans mature within the next 12 months**
- **Internal modeling implies an estimated total deposit beta of 45% – 55% in a slightly up or down rate environment**
- **Overall Core CD balance[2] retention rate was 83% during Q2'26**
- **$245 million remaining Core CD balances[2] will mature in Q3'26, with $127 million maturing in Q4'26**

Note: Dollars in millions. Data is as of June 30, 2026. Loan balances are before accounting adjustments and excludes loans in process and excludes Business Manager loans.
(1) Reflects weighted average stated rate for the month-end of June 30, 2026.
(2) Core CDs and Core Time Deposits exclude brokered deposits and CDARs. Excludes CD balances for Progressive Bank.

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20 Loan Portfolio 66 85 99 90 163 210 123 175 212 220 88 42 124 129 128 220 x3

LOAN COMPOSITION

Loan Portfolio Breakdown



Total Loans HFI
$6,048
$6,021
$6,189
$6,684
$6,659
QoQ Change
+$66.7
($26.6)
+$168.4
+$494.8
($24.8)
Q2'26 Avg. Yield(1)
Construction
Residential, Consumer & Other
CRE - Owner Occupied
CRE - Non-Owner Occupied
Commercial
$600
$1,078
$1,098
$1,310
$1,961
$639
$1,106
$1,076
$1,280
$1,921
$639
$1,119
$1,152
$1,357
$1,922
$686
$1,362
$1,176
$1,517
$1,943
$693
$1,319
$1,147
$1,512
$1,989
6.95%
6.52%
6.03%
5.92%
6.99%
Q2'25
Q3'25
Q4'25
Q1'26
Q2'26
Total Yield 6.48%

- Total Loans HFI decreased $24.8 million or 0.4% (1.5% annualized) compared to the linked quarter
  - Excluding the Progressive loan sale and resolution of certain nonperforming loans during Q2, Total Loans HFI increased $96.4 million or 1.4% (5.8% annualized) compared to the linked quarter
- Total Loans HFI increased $611.8 million or 10.1% year-over-year

Q2 2026 Highlights

Increase (Decrease) by Loan Type

($ in millions)		QoQ		YoY
Commercial	$	45	$	28
CRE - Non-Owner Occupied	$	(6)	$	202
CRE - Owner Occupied	$	(29)	$	49
Residential, Consumer, & Other	$	(43)	$	241
Construction	$	8	$	93
Total	**$**	**(25)**	**$**	**612**

Total Loans HFI by Region



Greater New Orleans 17.8%
Dallas Fort Worth 27.8%
Houston 6.2%
North Louisiana 24.8%
Southwest Louisiana 23.4%

Note: Data is as of June 30, 2026. Dollars in millions. Loan balances reflect amortized cost basis.
(1) Weighted average loan yields exclude Business Manager loans.

21

22 Note: Loan composition as of June 30, 2026, based on preliminary FDIC call report data. LOAN PORTFOLIO SNAPSHOT $6.66 billion Total Loan Portfolio Composition Top 5 Exposure Categories Outstanding Unfunded Average NPLs % of Balance Commitment Loan Size Total Loans Commercial $1.94 billion $1.17 billion $444 thousand 2.18% CRE - Owner-Occupied $1.15 billion $72 million $921 thousand 0.98% CRE - Non Owner-Occupied $1.51 billion $79 million $1.95 million 0.64% Construction & Land $693 million $353 million $642 thousand 1.32% 1-4 Family $700 million $30 million $247 thousand 1.32% Total $5.99 billion $0.53 billion $841 thousand 1.36%

23 LOAN COMPOSITION: COMMERCIAL Note: Data is as of June 30, 2026. Percentages based on loan balances before accounting adjustments. • Commercial loans represent 29.9% of the total loan portfolio • Total commercial loan growth year-over-year of 1.4% • Weighted average maturity of the commercial portfolio is 2.32 years Commercial Loans by Collateral Commercial Loans by Market AR & Inventory 30.2% Equipment 11.7% All Other 29.2% Titled Collateral 10.9% Cash/Securities 8.7% Agricultural 9.3% Dallas Fort Worth 34.3% North Louisiana 26.0% Bayou 5.7% Capital 8.1% Greater New Orleans 10.8% Southwest Louisiana 9.2% Houston 5.9%

LOAN COMPOSITION: COMMERCIAL REAL ESTATE

C&D Composition



$693.5 million
7.7%
7.7%
7.7%
16.4%
0.1%
19.0%
3.9%
5.3%
7.5%
24.6%

C&D Portfolio	
Raw Land	7.7%
Vacant Residential Lots	7.7%
Vacant Commercial Lots	7.7%
Land Development - Residential	16.4%
Residential Construction - OORE	0.1%
Residential Construction - Non OORE	19.0%
Commercial Construction - Retail	3.9%
Commercial Construction - Office	5.3%
Commercial Construction - Apartment/Multi-Family	7.5%
Commercial Construction - Other	24.6%
Total C&D	**100.0%**

CRE Composition - Owner Occupied



$1.15 billion
1.6%
23.0%
23.2%
18.2%
17.0%
17.1%

Owner Occupied CRE Portfolio	
Hotel/Motel	1.6%
Office Building	23.0%
Office/Warehouse	23.2%
Retail	18.2%
Commercial Building	17.0%
Other	17.1%
Total CRE - Owner Occupied	**100.0%**

CRE Composition - Income Producing



$1.51 billion
14.8%
19.8%
4.0%
8.6%
6.9%
24.6%
12.2%
9.1%

Income Producing CRE Portfolio	
Hotel/Motel	14.8%
Office Building	19.8%
Office/Warehouse	4.0%
Warehouse	8.6%
Retail - Single-Tenant	6.9%
Retail - Multi-Tenant	24.6%
Commercial Building	12.2%
Other	9.1%
Total CRE - Income Producing	**100.0%**

C&D by Geography[(1)]



$693.5 million
16.2%
12.1%
8.2%
4.8%
3.4%
3.0%
2.7%
2.5%
2.3%
2.3%
42.7%

C&D Portfolio	
Dallas, TX	16.2%
Baton Rouge, LA	12.1%
Covington, LA	8.2%
Houston, TX	4.8%
Monroe, LA	3.4%
Harvey, LA	3.0%
Denham Springs, LA	2.7%
Shreveport, LA	2.5%
Plano, TX	2.3%
New Orleans, LA	2.3%
All Other Geographies	42.7%
Total C&D	**100.0%**

Owner Occupied CRE Geography[(1)]



$1.15 billion
10.3%
6.3%
5.8%
5.4%
5.2%
2.9%
2.8%
2.7%
2.5%
2.3%
54.0%

Owner Occupied CRE Portfolio	
Baton Rouge, LA	10.3%
Houston, TX	6.3%
New Orleans, LA	5.8%
Dallas, TX	5.4%
Monroe, LA	5.2%
Lake Charles, LA	2.9%
Shreveport, LA	2.8%
Metairie, LA	2.7%
Houma, LA	2.5%
Bossier City, LA	2.3%
All Other Geographies	54.0%
Total CRE - Owner Occupied	**100.0%**

Income Producing CRE Geography[(1)]



$1.51 billion
12.5%
11.8%
9.1%
5.0%
4.0%
4.0%
3.6%
3.5%
3.0%
2.5%
41.1%

Income Producing CRE Portfolio	
Baton Rouge, LA	12.5%
Dallas, TX	11.8%
Monroe, LA	9.1%
Covington, LA	5.0%
New Orleans, LA	4.0%
Plano, TX	4.0%
Houston, TX	3.6%
Lafayette, LA	3.5%
Shreveport, LA	3.0%
Lake Charles, LA	2.5%
All Other Geographies	41.1%
Total CRE - Income Producing	**100.0%**

C&D Highlights

- $693.5 million total portfolio
- $31.3 million largest relationship[(2)]
- $647 thousand average loan size
- $276.8 million maturing over the next 12 months[(3)]
- Dallas, Baton Rouge and Covington represent top 3 geographies within C&D and comprise 36.4% of all C&D loans or $252.7 million

Owner-Occupied Highlights

- $1.15 billion total portfolio
- $18.5 million largest relationship[(2)]
- $923 thousand average loan size
- $200.6 million maturing over the next 12 months[(3)]
- Baton Rouge, Houston and New Orleans represent top 3 geographies within owner-occupied and comprise 22.3% of all owner-occupied loans or $255.9 million

Income Producing Highlights

- $1.51 billion total portfolio
- $25.8 million largest relationship[(2)]
- $1.96 million average loan size
- $403.3 million balance maturing over the next 12 months[(3)]
- Baton Rouge, Dallas and Monroe represent top 3 geographies within income producing and comprise 33.3% of all income producing loans or $503.8 million

Note: Dollars in millions. Data is as of June 30, 2026. Percentages based on loan balances before accounting adjustments.
(1) Geographic composition detail reflects borrower zip code on file in loan source files. Does not necessarily reflect zip code or location of loan collateral.
(2) Represents the largest loan in each portfolio net of balances sold to other institutions.
(3) Represents the outstanding principal balance of all loans maturing between July 1, 2026, through June 30, 2027.

24

25 APPENDIX

HISTORICAL FINANCIAL SUMMARY

	For the Year Ended December 31, 2021	2022	2023	2024	2025	YTD 2026
Balance Sheet & Capital						
Total Assets	$4,726,378	$5,990,460	$6,584,550	$7,857,090	$8,214,740	$8,903,506
Gross Loans (Excl. HFS)	3,189,608	4,606,176	4,992,785	5,981,399	6,189,490	6,659,447
Deposits	4,077,283	4,820,345	5,248,790	6,511,331	6,698,590	7,235,556
Total Equity	433,368	580,481	644,259	799,466	896,883	1,008,577
Tangible Common Equity / Tangible Assets[1]	7.76 %	6.89 %	7.28 %	7.63 %	8.53 %	8.79 %
Tier 1 Leverage Ratio[2]	8.14	9.49	9.52	9.53	10.08	10.11
Total Risk-based Capital Ratio[2]	11.94	12.75	12.85	12.75	12.93	13.77
Net Loans (Excl. HFS) / Assets	66.87 %	76.25 %	75.21 %	75.43 %	74.69 %	74.09 %
Gross Loans (Excl. HFS) / Deposits	78.23	95.56	95.12	91.86	92.40	92.04
NIB Deposits / Deposits	31.66	32.14	24.75	20.84	19.74	21.89
Commercial Loans / Loans (Excl. HFS)[3]	22.62	25.05	27.22	31.24	31.05	29.86
C&D / Total Risk-Based Capital[4]	117.0 %	109.8 %	91.7 %	78.2 %	68.7 %	67.6 %
CRE / Total Risk-Based Capital[4]	250.1	272.1	253.5	253.6	258.0	253.4
Asset Quality						
NPLs / Loans (Excl. TDRs)[5]	0.41 %	0.25 %	0.34 %	0.42 %	1.24 %	1.26 %
NPAs / Assets (Excl. TDRs)[5]	0.31	0.21	0.28	0.39	1.09	1.23
Reserves / Loans (Excl. HFS)	0.91	0.83	0.81	0.92	0.87	0.94
NCOs / Average Loans	0.03	0.04	0.11	0.08	0.19	0.06
Profitability Ratios						
Net Income Available to Common Shareholders	$52,136	$52,905	$65,642	$59,706	$82,460	$45,039
ROAA	1.18 %	0.97 %	1.04 %	0.86 %	1.05 %	1.02 %
ROACE	12.25	11.59	12.36	9.54	10.59	9.80
Net Interest Margin	3.84 %	3.92 %	3.62 %	3.48 %	3.69 %	3.69 %
Efficiency Ratio	61.84	65.26	61.61	65.42	63.85	64.65
Non-Interest Income / Avg. Assets	0.80	0.54	0.62	0.63	0.65	0.63
Non-Interest Expense / Avg. Assets	2.66	2.73	2.47	2.55	2.58	2.63

Note: Dollars in thousands. As of December 31, except for YTD 2026.
(1) Non-GAAP Financial measure. See appendix for applicable reconciliation.
(2) Preliminary consolidated capital ratios as of 6/30/2026.
(3) Excludes SBA PPP loans.
(4) Calculated at the bank level based on preliminary FDIC call report data.
(5) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022, and prior. The guidance and methodology were changed beginning 1/1/2023, due to CECL adoption.

26

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Net Income, ROAA, NIM excluding loan discount accretion

	For the Year Ended December 31,					Fiscal Quarter				
	2021	2022	2023	2024	2025	Q2'25	Q3'25	Q4'25	Q1'26	Q2'26
Core Net Income:										
Net Income Available to Common Shareholders	$ 52,136	$ 52,905	$ 65,642	$ 59,706	$ 82,460	$ 20,753	$ 21,505	$ 21,009	$ 22,214	$ 22,825
Adjustments[(1)]:										
Insurance Reimbursement of storm expenditures, net of tax	$ -	$ (543)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ 799	$ 566	$ -	$ (39)	$ 663	$ -	$ -	$ 785	$ (22)	$ -
Write-Down on Former Bank Premises	$ -	$ -	$ 341	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss on Sale of Securities	$ (299)	$ 38	$ 2,023	$ (6)	$ (51)	$ 37	$ (61)	$ (27)	$ (63)	$ 5
(Gain)/Loss on Sale of Banking Center	$ (354)	$ -	$ (745)	$ -	$ (2,527)	$ (2,527)	$ -	$ -	$ -	$ -
(Gain)/Loss on Extinguishment of Debt	$ -	$ -	$ (1,150)	$ -	$ (497)	$ -	$ -	$ -	$ -	$ (430)
Occupancy and bank premises-hurricane repair	$ 1,230	$ 395	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Stock Option Exercises	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Acquisition-related expenses	$ 407	$ 4,236	$ 215	$ 1,524	$ 3,128	$ 467	$ 1,000	$ 1,125	$ 1,908	$ 930
Core conversion expenses	$ -	$ -	$ -	$ 769	$ 1,939	$ 795	$ 346	$ 628	$ -	$ -
CECL Oakwood impact	$ -	$ -	$ -	$ 3,805	$ -	$ -	$ -	$ -	$ -	$ -
Tax Credit - ERC	$ -	$ -	$ -	$ -	$ (1,575)	$ -	$ (1,575)	$ -	$ -	$ -
Core Net Income Available to Common Shareholders	$ 53,919	$ 57,597	$ 66,326	$ 65,759	$ 83,540	$ 19,525	$ 21,215	$ 23,520	$ 24,037	$ 23,330
Core Return on Average Assets:										
Net Income Available to Common Shareholders	$ 52,136	$ 52,905	$ 65,642	$ 59,706	$ 82,460	$ 20,753	$ 21,505	$ 21,009	$ 22,214	$ 22,825
Core Net Income Available to Common Shareholders	$ 53,919	$ 57,597	$ 66,326	$ 65,759	$ 83,540	$ 19,525	$ 21,215	$ 23,520	$ 24,037	$ 23,330
Average Assets	$ 4,403,670	$ 5,473,508	$ 6,341,880	$ 6,973,735	$ 7,873,743	$ 7,791,371	$ 7,921,159	$ 8,016,094	$ 8,893,419	$ 8,916,954
ROAA	1.18%	0.97%	1.04%	0.86%	1.05%	1.07%	1.08%	1.04%	1.01%	1.03%
Core ROAA	1.22%	1.05%	1.05%	0.94%	1.06%	1.01%	1.06%	1.16%	1.10%	1.05%
ROACE	12.25%	11.59%	12.36%	9.54%	10.59%	10.87%	10.80%	10.18%	9.77%	9.83%
Core ROACE	12.67%	12.62%	12.49%	10.51%	10.73%	10.23%	10.65%	11.40%	10.57%	10.05%
Average Diluted Shares Outstanding	20,634,281	22,817,493	25,296,200	26,452,084	29,545,702	29,586,975	29,656,639	29,669,253	32,785,554	32,763,608
Diluted Earnings per Common Share	$ 2.53	$ 2.32	$ 2.59	$ 2.26	$ 2.79	$ 0.70	$ 0.73	$ 0.71	$ 0.68	$ 0.70
Core Diluted Earnings per Common Share	$ 2.61	$ 2.52	$ 2.62	$ 2.49	$ 2.83	$ 0.66	$ 0.72	$ 0.79	$ 0.73	$ 0.71
Net Interest Margin Excluding Loan Discount Accretion:										
Net Interest Income	$ 153,884	$ 199,577	$ 215,129	$ 227,383	$ 273,163	$ 67,042	$ 69,276	$ 70,862	$ 75,195	$ 77,844
Adjustments:										
Loan purchase discount accretion	(7,750)	(9,432)	(9,311)	(4,182)	(4,089)	(767)	(1,111)	(1,418)	(1,138)	(995)
Adjusted Net Interest Income	$ 146,134	$ 190,145	$ 205,818	$ 223,201	$ 269,074	$ 66,275	$ 68,165	$ 69,444	$ 74,057	$ 76,849
Average Interest-earning Assets	$ 4,011,773	$ 5,091,684	$ 5,939,405	$ 6,536,333	$ 7,402,462	$ 7,299,899	$ 7,460,027	$ 7,569,692	$ 8,348,833	$ 8,365,827
Net Interest Margin	3.84%	3.92%	3.62%	3.48%	3.69%	3.68%	3.68%	3.71%	3.65%	3.73%
Net Interest Margin excluding loan discount accretion	3.64%	3.73%	3.47%	3.41%	3.63%	3.64%	3.63%	3.64%	3.60%	3.68%

Note: Dollars in thousands except per share data.
(1) Adjustments are net of tax.

27

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Net Income and ROAA - Trailing Twelve Months

	Fiscal Quarter				TTM
	Q3'25	Q4'25	Q1'26	Q2'26	Q2'26
Core Net Income:					
Net Income Available to Common Shareholders	$ 21,505	$ 21,009	$ 22,214	$ 22,825	$ 87,553
Adjustments[1]:					
(Gain)/Loss Former Bank Premises & Equipment	$ -	$ 785	$ (22)	$ -	$ 763
(Gain)/Loss on Sale of Securities	$ (61)	$ (27)	$ (63)	$ 5	$ (146)
(Gain)/Loss on Sale of Banking Center	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss on Extinguishment of Debt	$ -	$ -	$ -	$ (430)	$ (430)
Acquisition-related expenses	$ 1,000	$ 1,125	$ 1,908	$ 930	$ 4,963
Core conversion expenses	$ 346	$ 628	$ -	$ -	$ 974
CECL Oakwood impact	$ -	$ -	$ -	$ -	$ -
Tax Credit - ERC	$ (1,575)	$ -	$ -	$ -	$ (1,575)
Core Net Income Available to Common Shareholders	$ 21,215	$ 23,520	$ 24,037	$ 23,330	$ 92,102
Core Return on Average Assets:					
Net Income Available to Common Shareholders	$ 21,505	$ 21,009	$ 22,214	$ 22,825	$ 87,553
Core Net Income Available to Common Shareholders	$ 21,215	$ 23,520	$ 24,037	$ 23,330	$ 92,102
Average Assets	$ 7,921,159	$ 8,016,094	$ 8,893,419	$ 8,916,954	$ 8,436,907
ROAA	1.08%	1.04%	1.01%	1.03%	1.04%
Core ROAA	1.06%	1.16%	1.10%	1.05%	1.09%
Average Diluted Shares Outstanding	29,656,639	29,669,253	32,785,554	32,763,608	31,218,764
Diluted Earnings per Common Share	$ 0.73	$ 0.71	$ 0.68	$ 0.70	$ 2.81
Core Diluted Earnings per Common Share	$ 0.72	$ 0.79	$ 0.73	$ 0.71	$ 2.95

Note: Dollars in thousands except per share data.
(1) Adjustments are net of tax.

28

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TCE/TA, TBVPS

	Q2'25	Q3'25	Q4'25	Q1'26	Q2'26
	Fiscal Quarter				
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 848,440	$ 878,440	$ 896,883	$ 991,176	$ 1,008,577
Preferred Stock	(71,930)	(71,930)	(71,930)	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 776,510	$ 806,510	$ 824,953	$ 919,246	$ 936,647
Adjustments:					
Goodwill	(121,146)	(121,146)	(121,146)	(133,564)	(135,222)
Core deposit and other intangibles	(15,775)	(15,136)	(14,497)	(29,409)	(33,267)
Total Tangible Common Equity	$ 639,589	$ 670,228	$ 689,310	$ 756,273	$ 768,158
Tangible Assets					
Total Assets	$ 7,948,294	$ 7,953,862	$ 8,214,740	$ 8,906,808	$ 8,903,506
Adjustments:					
Goodwill	(121,146)	(121,146)	(121,146)	(133,564)	(135,222)
Core deposit and other intangibles	(15,775)	(15,136)	(14,497)	(29,409)	(33,267)
Total Tangible Assets	$ 7,811,373	$ 7,817,580	$ 8,079,097	$ 8,743,835	$ 8,735,017
Common Equity to Total Assets	9.77%	10.14%	10.04%	10.32%	10.52%
Tangible Common Equity to Tangible Assets	8.19%	8.57%	8.53%	8.65%	8.79%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 848,440	$ 878,440	$ 896,883	$ 991,176	$ 1,008,577
Preferred Stock	(71,930)	(71,930)	(71,930)	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 776,510	$ 806,510	$ 824,953	$ 919,246	$ 936,647
Adjustments:					
Goodwill	(121,146)	(121,146)	(121,146)	(133,564)	(135,222)
Core deposit and other intangibles	(15,775)	(15,136)	(14,497)	(29,409)	(33,267)
Total Tangible Common Equity	$ 639,589	$ 670,228	$ 689,310	$ 756,273	$ 768,158
Adjustments:					
Exclude AOCI	(47,768)	(36,429)	(33,287)	(37,909)	(35,822)
Total Tangible Common Equity (excl. AOCI)	$ 687,357	$ 706,657	$ 722,597	$ 794,182	$ 803,980
Common shares outstanding	29,602,970	29,615,370	29,510,668	32,624,887	32,535,659
Book Value per Common Share	$ 26.23	$ 27.23	$ 27.95	$ 28.18	$ 28.79
Tangible Book Value per Common Share	$ 21.61	$ 22.63	$ 23.36	$ 23.18	$ 23.61
Tangible Book Value per Common Share (excl. AOCI)	$ 23.22	$ 23.86	$ 24.49	$ 24.34	$ 24.71

Note: Dollars in thousands except per share data.

29

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TCE/TA, TBVPS

	For the Year Ended December 31,				
	2021	2022	2023	2024	2025
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 433,368	$ 580,481	$ 644,259	$ 799,466	$ 896,883
Preferred Stock	-	(71,930)	(71,930)	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 433,368	$ 508,551	$ 572,329	$ 727,536	$ 824,953
Adjustments:					
Goodwill	(59,894)	(88,543)	(88,391)	(121,572)	(121,146)
Core deposit and other intangibles	(12,203)	(14,042)	(11,895)	(17,252)	(14,497)
Total Tangible Common Equity	$ 361,271	$ 405,966	$ 472,043	$ 588,712	$ 689,310
Tangible Assets					
Total Assets	$ 4,726,378	$ 5,990,460	$ 6,584,550	$ 7,857,090	$ 8,214,740
Adjustments:					
Goodwill	(59,894)	(88,543)	(88,391)	(121,572)	(121,146)
Core deposit and other intangibles	(12,203)	(14,042)	(11,895)	(17,252)	(14,497)
Total Tangible Assets	$ 4,654,281	$ 5,887,875	$ 6,484,264	$ 7,718,266	$ 8,079,097
Common Equity to Total Assets	9.17%	8.49%	8.69%	9.26%	10.04%
Tangible Common Equity to Tangible Assets	7.76%	6.89%	7.28%	7.63%	8.53%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 433,368	$ 580,481	$ 644,259	$ 799,466	$ 896,883
Preferred Stock	-	(71,930)	(71,930)	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 433,368	$ 508,551	$ 572,329	$ 727,536	$ 824,953
Adjustments:					
Goodwill	(59,894)	(88,543)	(88,391)	(121,572)	(121,146)
Core deposit and other intangibles	(12,203)	(14,042)	(11,895)	(17,252)	(14,497)
Total Tangible Common Equity	$ 361,271	$ 405,966	$ 472,043	$ 588,712	$ 689,310
Adjustments:					
Exclude AOCI	(1,177)	(74,204)	(66,585)	(62,998)	(33,287)
Total Tangible Common Equity	$ 362,448	$ 480,170	$ 538,628	$ 651,710	$ 722,597
Common shares outstanding	20,400,349	25,110,313	25,351,809	29,552,358	29,510,668
Book Value per Common Share	$ 21.24	$ 20.25	$ 22.58	$ 24.62	$ 27.95
Tangible Book Value per Common Share	$ 17.71	$ 16.17	$ 18.62	$ 19.92	$ 23.36
Tangible Book Value per Common Share (excl. AOCI)	$ 17.77	$ 19.12	$ 21.25	$ 22.05	$ 24.49

Note: Dollars in thousands except per share data.

30

31 RECONCILIATION OF NON -GAAP FINANCIAL MEASURES Note: Dollars in thousands. (1) Excludes gains/losses on sales of securities. TTM Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 12/31/2024 12/31/2025 Q2'26 Core Efficiency Ratio: Noninterest Expense 51,206$ 48,882$ 52,412$ 57,471$ 59,525$ 177,652$ 203,078$ 218,290$ Core Adjustments (1,578)$ 401$ (2,202)$ (2,227)$ (1,169)$ (2,595)$ (4,274)$ (5,197)$ Net Interest and Noninterest Income 81,504$ 80,870$ 83,057$ 89,165$ 91,817$ 271,569$ 324,641$ 344,909$ Core Adjustments (3,360)$ -$ 995$ (28)$ (545)$ (50)$ (3,150)$ 422$ Efficiency Ratio(1) 62.83% 60.45% 63.10% 64.45% 64.83% 65.42% 62.55% 63.29% Core Efficiency Ratio 63.51% 60.94% 59.74% 61.98% 63.94% 64.47% 61.84% 61.71% Core Efficiency Ratio Fiscal Quarter Fiscal Year Ended

32 RECONCILIATION OF NON -GAAP FINANCIAL MEASURES Note: Dollars in thousands. Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Core pre-tax, pre-provision earnings: Pre-tax, pre-provision earnings 30,251$ 32,065$ 30,680$ 31,774$ 32,286$ Adjustments: -$ -$ 995$ (28)$ -$ -$ -$ -$ -$ -$ 47$ (77)$ (35)$ (80)$ 6$ (Gain)/Loss on Sale of Banking Center (3,360)$ -$ -$ -$ -$ -$ -$ -$ -$ (545)$ 570$ 1,157$ 1,406$ 2,227$ 1,169$ 1,008$ 439$ 796$ -$ -$ -$ -$ -$ -$ -$ -$ (1,997)$ -$ -$ -$ Core pre-tax, pre-provision earnings 28,516$ 31,587$ 33,842$ 33,893$ 32,916$ Acquisition-related expenses Core conversion expenses CECL Oakwood impact Tax Credit - ERC Core Pre-tax, Pre-provision Earnings Fiscal Quarter (Gain)/Loss Former Bank Premises & Equipment Write-Down on Former Bank Premises (Gain)/Loss on Sale of Securities (Gain)/Loss on Extinguishment of Debt